UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 11, 2019, Aptevo Therapeutics Inc. (the “Company”) submitted to the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) an application to transfer the listing of its common stock from The Nasdaq Global Market to The Nasdaq Capital Market. On October 16, 2019, the Company received notice from Nasdaq that its application to transfer listing of its common stock had been approved. The transfer will be effective at the opening of business on October 18, 2019. The Company will continue to trade under the symbol “APVO.”

The Nasdaq Capital Market is a continuous trading market that operates in the same manner as The Nasdaq Global Market. All companies listed on The Nasdaq Capital Market must meet certain financial requirements and adhere to Nasdaq’s corporate governance standards. The Company believes it is in compliance with all applicable criteria for continued listing on The Nasdaq Capital Market, but for the $1.00 bid price requirement, as previously announced on a Current Report on Form 8-K filed by the Company on April 23, 2019. The Company is eligible for an additional 180-day period (through April 13, 2020) to regain compliance with the minimum bid price, which requires that the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of ten consecutive business days. In the event that the Company is not able to regain compliance during the additional 180-day compliance period, the Company intends to effect a reverse stock split, if necessary. If the Company cannot demonstrate compliance by April 13, 2020 or the Company does not comply with the terms of the extension, Nasdaq will issue a delisting letter. In the event the Company receives notice that its common stock is being delisted, Nasdaq rules permit the Company to appeal any delisting determination by the Nasdaq staff to a Hearing Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: October 16, 2019	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer